Inventories, Net	12 Months Ended
Dec. 31, 2016
Inventories, Net
4.	INVENTORIES, NET

Inventories consisted of the following:

	December 31,
	2015	2016
Raw materials	$8,016	$6,553
Finished goods	6,222	7,921
Work in progress	309	462
Less: inventory provision	(11,439)	(10,290)

Inventories, net	$3,108	$4,646

Movement of allowance for inventory was as follows:

	2014	2015	2016
Balance at beginning of the year	$6,128	$4,597	$11,439
Charge to expenses	1,643	7,254	(77)
Written-off	(3,019)	—	(324)
Exchange difference	(155)	(412)	(748)

Balance at end of the year	$4,597	$11,439	$10,290

During 2014 and 2015, the Group recorded provisions for obsolete inventories of $1,643 and $7,254 respectively, which were included in cost of sales. The increase in the allowance for inventory was mainly due to the obsolete inventories that were not technologically suitable for future production or sales. During 2016, the Group reversed provisions for obsolete inventories of $77, which was also included in cost of sales.